As filed with the Securities and Exchange Commission on Ovtober 7, 1998

                            Registration No. 333-62167


                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

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                               EXHIBITS
                                  TO
                      PRE-EFFECTIVE AMENDMENT NO. 1
                              FORM SB-2

                       REGISTRATION STATEMENT
                                Under
                      THE SECURITIES ACT OF 1933


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             ATLAS-ENERGY FOR THE NINETIES-PUBLIC #7 LTD.
         (Exact name of Registrant as Specified in its Charter)

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                        JAMES R. O'MARA, PRESIDENT
                           ATLAS RESOURCES, INC.
               311 ROUSER ROAD, MOON TOWNSHIP, PENNSYLVANIA 15108
                             (412) 262-2830
           (Name, Address and Telephone Number of Agent for Service)


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                               Copies to:

WALLACE W. KUNZMAN, JR., ESQ.              JAMES R. O'MARA
KUNZMAN & BOLLINGER, INC.                  ATLAS RESOURCES, INC.
5100 N. BROOKLINE, SUITE 600               311 ROUSER ROAD
OKLAHOMA CITY, OKLAHOMA 73112              MOON TOWNSHIP, PENNSYLVANIA 15108

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     EXHIBIT INDEX


Exhibit No.  Description Page
1(a)  Proposed form of Dealer-Manager Agreement for Anthem Securities, Inc. *
1(b)  Proposed form of Dealer-Manager Agreement for Bryan Funding, Inc.     *
3(a)  Articles of Incorporation of Atlas Resources, Inc. *
3(b)  Bylaws of Atlas Resources, Inc. *
4(a)  Certificate of Limited Partnership for Atlas-Energy for the
      Nineties-Public #7 Ltd.  *
4(b)  Amended and Restated Certificate and Agreement of Limited
      Partnership for Atlas-Energy for the Nineties-Public #7 Ltd.
      (See Exhibit (A) to Prospectus) *
4(c)  Release from Shareholders      *
5 Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units registered hereby *
8     Opinion of Kunzman & Bollinger, Inc. as to tax matters      *
10(a  Escrow Agreement      *
10(b) Proposed form of Drilling and Operating Agreement
      (See Exhibit (II) to the Amended and Restated Certificate and
      Agreement of Limited Partnership, Exhibit (A) to Prospectus)
24(a) Consent of McLaughlin & Courson      *
24(b) Consent of United Energy Development Consultants, Inc.      *
24(c) Consent of Kunzman & Bollinger, Inc. (See Exhibits 5 and 8)  *
25    Power of Attorney      *
                          *= PREVIOUSLY SUBMITTED
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Exhibit 24(a)








                     CONSENT OF INDEPENDENT AUDITOR
             ATLAS-ENERGY FOR THE NINETIES-PUBLIC #7 LTD.






The firm, as Independent Certified Public Accountants, hereby consents to the use of the audit report dated July 28, 1998, on the balance sheet of Atlas-Energy for the Nineties-Public #7 Ltd. as of July 16, 1998, and the audit report dated October 20, 1997, on the consolidated audited balance sheets as of July 31, 1997 and 1996 of Atlas Resources, and subsidiary and the related consolidated statements of income and retained earnings and consolidated statements of cash flows for the years then ended in the Registration Statement, Pre-Effective Amendment No. 1 to the Registration Statement, and any supplements thereto, including post-effective amendments, for Atlas-Energy for the Nineties-Public #7 Ltd. In addition, the firm hereby consents to all references to it as having prepared such reports and to the reference to the firm under the caption "Experts".



McLaughlin & Courson
Certified Public Accountants




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October 5, 1998
Pittsburgh, Pennsylvania

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